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J.P. MORGAN SERIES TRUST II FUNDS

Supplement dated January 18, 2001 for all Prospectuses:

The merger of J.P. Morgan & Co. Incorporated, the former parent company of the fund's adviser, J.P. Morgan Investment Management Inc. ("JPMIM"), with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. is the new parent company of JPMIM, which will continue to serve as the fund's adviser.